Related party transactions	12 Months Ended
Dec. 31, 2023
Related party transactions
Related party transactions
31.	Related party transactions

During the year ended December 31, 2023, the Company incurred expenses of $1.1 million ($2.6 million in 2022) for administrative, legal and technical expenses charged from associates, primarily reflected in the consolidated statement of loss. As of December 31, 2023, amounts receivable from associates amounted to $0.1 million ($0.2 million in 2022) and amounts payable to associates totalled $0.1 million ($0.4 million in 2022).

During the year ended December 31, 2022, the Company contributed a donation of $0.5 million (nil in 2023) to Barkerville Heritage Trust, of which an officer of Osisko Development holds a position on the board of directors.

On December 31, 2023, the former parent Company, OGR held an interest of 39.7% (compared to 44.1% as at December 31, 2022) in Osisko Development Corp.